                                                                 EXHIBIT 99.2

                             GREAT PLAINS SOFTWARE, INC
           PRO FORMA COMBINED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                    (Unaudited)

     The following unaudited pro forma combined consolidated condensed balance sheet as of February 28, 1998 and the unaudited pro forma combined consolidated condensed income statements for the nine months ended February 28, 1998 and for the year ended May 31, 1997 give effect to the acquisition of ICONtrol Inc. as if it had occurred on February 28, 1998 for the purposes of the balance sheets and as of June 1, 1997 and June 1, 1996, respectively for purposes of the income statement. The unaudited pro forma information is based on the historical financial statements of Great Plains Software, Inc. (the "Company") and ICONtrol giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financials.

     The Company has a fiscal year end of May 31 while ICONtrol has a fiscal year end of the last Friday in January. As a result, ICONtrol's unaudited financial statements for the nine months ended February 28, 1998 combined ICONtrol's financial statements for the eight months ended January 30, 1998 and the one month ended February 28,1998. For the year ended May 31, 1997, ICONtrol's unaudited financial statements combined the eight months ended January 31, 1997 and the four months ended May 31, 1997.

     An after tax charge of $3.4 million resulting from purchased in process research and development costs has been reflected in stockholders equity in the pro forma combined consolidated condensed balance sheet at February 28, 1998. This same charge has been excluded from the pro forma combined consolidated condensed income statement for the nine months ended February 28, 1998 and the year ended May 31, 1997, consistent with Rule 11-02 of Regulation SX.

     The unaudited pro forma statements have been prepared by the Company's management based upon the financial information of the Company and ICONtrol.
The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during these periods or which may be reported in the future. These unaudited pro forma financial statements should be read in conjunction with the separate notes to the unaudited financial statements and related notes thereto of the Company and ICONtrol.

                            GREAT PLAINS SOFTWARE, INC.


              PRO FORMA COMBINED CONSOLIDATED CONDENSED BALANCE SHEETS
                                 FEBRUARY 28, 1998
                                   (IN THOUSANDS)
                                    (UNAUDITED)


                                                   Great Plains                       Pro Forma        Pro Forma
                                                  Software, Inc.    ICONtrol, Inc   (a) Adjustment     Combined
Assets

Current Assets
  Cash and cash equivalents                          $  16,923                       $ (7,490)  (b)    $  9,433
  Investments                                           54,899                                           54,899
  Accounts receivable,net                                7,038        $    532           (103)  (c)       7,467
  Deferred income taxes                                  3,718             304           (304)  (c)       3,718
  Other current assets                                   3,569              45            (23)  (c)       3,591
                                                     ---------        --------       --------          --------

     Total current assets                               86,147             881         (7,920)           79,108

Property and equipment, net                              7,528             356           (141)  (c)       7,743
Goodwill and other intangilbes, net                        351                          1,890   (b)       2,241
Deferred tax assets                                                                     2,073   (b)       2,073
Other assets                                             2,612                                            2,612
                                                     ---------        --------       --------          --------
     Total assets                                    $  96,638        $  1,237       $ (4,098)         $ 93,777
                                                     ---------        --------       --------          --------
                                                     ---------        --------       --------          --------
Liabilities and stockholders' equity (deficit)

Current liabilites
  Accounts payable                                   $   2,979        $     93       $    (93)  (c)    $  2,979
  Accrued expenses                                       8,488             349           (164)  (c)       8,673
  Deferred revenue                                      13,162             333              4   (c)      13,499
  Intercompany debt                                                      8,807         (8,807)  (c)
                                                     ---------        --------       --------          --------

     Total current liabilities                          24,629           9,582         (9,060)           25,151

Long-term liabilities
  Deferred tax liability                                   838                                              838
                                                     ---------        --------       --------          --------
     Total liabilities                                  25,467           9,582         (9,060)           25,989

Stockholders' equity (deficit)

  Common stock                                             137             250           (250)  (c)         137
  Additional paid-in capital                            67,698                                           67,698
  Retained earnings (deficit)                            3,336          (8,595)         5,212   (b)(c)      (47)
                                                     ---------        --------       --------          --------
     Total stockholders's equity (deficit)              71,171          (8,345)         4,962            67,788
                                                     ---------        --------       --------          --------
Total liabilities and stockholders' equity (deficit) $  96,638        $  1,237      $  (4,098)         $ 93,777
                                                     ---------        --------       --------          --------
                                                     ---------        --------       --------          --------

See Notes to Unaudited Pro Forma Combined Consolidated Condensed Financial Statements.

                            GREAT PLAINS SOFTWARE, INC.

            PRO FORMA COMBINED CONSOLIDATED CONDENSED  INCOME STATEMENT

                      FOR NINE MONTHS ENDING FEBRUARY 28, 1998
                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                    (UNAUDITED)


                                                   Great Plains                         Pro Forma         Pro Forma
                                                  Software, Inc.    ICONtrol, Inc  (a)  Adjustment (i)    Combined

Revenues:
 License                                               $36,433           $1,172         $ (44)  (d)        $37,561
 Service                                                22,993              977           (28)  (d)         23,942
                                                      --------          -------         -----              -------
   Total revenues                                       59,426            2,149           (72)              61,503

Cost of Revenues:
 License                                                 7,855              166           (44)  (d)          7,977
 Service                                                 7,483              763           (28)  (d)          8,218
                                                      --------          -------         -----              -------
   Total cost of revenues                               15,338              929           (72)              16,195
                                                      --------          -------         -----              -------
Gross margin                                            44,088            1,220             0               45,308

Operating expenses:
 Sales and marketing                                    22,325            1,385                             23,710
 Research and development                                8,718            1,410           284   (f)         10,412
 General and administrative                              5,641              145                              5,786
                                                      --------          -------         -----              -------
   Total operating expenses                             36,684            2,940           284               39,908
                                                      --------          -------         -----              -------
Operating income (loss)                                  7,404           (1,720)         (284)               5,400

Other income (expense), net                              2,681             (259)          116   (g)          2,538
                                                      --------          -------         -----              -------
Income (loss) before taxes                              10,085           (1,979)         (168)               7,938

Income tax provision (benefit)                           4,035             (673)          (67)  (h)          3,295
                                                      --------          -------         -----              -------
Net income (loss)                                      $ 6,050          $(1,306)        $(101)             $ 4,643
                                                      --------          -------         -----              -------
                                                      --------          -------         -----              -------

Basic net income (loss) per share                        $0.46          $(52.24)                             $0.35

Shares used in computing basic
  net income (loss) per share                       13,269,032           25,000                         13,269,032

Diluted net income (loss) per share                      $0.43          $(52.24)                             $0.33

Shares used in computing diluted
  net income (loss) per share                       13,963,303           25,000                         13,963,303

See Notes to Unaudited Pro Forma Combined Consolidated Condensed Financial Statements.

                            GREAT PLAINS SOFTWARE, INC.

             PROFORMA COMBINED CONSOLIDATED CONDENSED INCOME STATEMENT
                          FOR THE YEAR ENDED MAY 31, 1997
                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                    (UNAUDITED)


                                                   Great Plains                          Pro Forma        Pro Forma
                                                  Software, Inc.   ICONtrol, Inc (a)     Adjustment (i)    Combined
Revenues:
 License                                           $    35,919       $    1,802        $   (165)  (d)   $   37,556
 Service                                                21,201              746             (98)  (d)       21,849
                                                   -----------       ----------        --------         ----------
   Total revenues                                       57,120            2,548            (263)            59,405

Cost of Revenues:
 License                                                 6,362              259            (165)  (d)        6,456
 Service                                                 8,260            1,575             (98)  (d)        9,737
                                                   -----------       ----------        --------         ----------
   Total cost of revenues                               14,622            1,834            (263)            16,193
                                                   -----------       ----------        --------         ----------
Gross margin                                            42,498              714               0             43,212

Operating expenses:
 Sales and marketing                                    21,935            2,621                             24,556
 Research and development                                9,678            2,559             378   (e)       12,615
 General and administrative                              5,592              684                              6,276
                                                   -----------       ----------        --------         ----------
   Total operating expenses                             37,205            5,864             378             43,447
                                                   -----------       ----------        --------         ----------
Operating income (loss)                                  5,293           (5,150)           (378)              (235)

Other income (expense), net                                558             (148)             48   (g)          458
                                                   -----------       ----------        --------          ----------
Income (loss) before taxes                               5,851           (5,298)           (330)               223

Income tax provision (benefit)                           2,207           (1,801)           (321)  (h)           85
                                                   -----------       ----------        --------         ----------
Net income (loss)                                  $     3,644       $   (3,497)       $     (9)        $      138
                                                   -----------       ----------        --------         ----------
                                                   -----------       ----------        --------         ----------
Basic net income (loss) per share                  $     (1.78)      $  (139.86)                        $    (2.24)

Shares used in computing basic
  net income (loss) per share                        7,629,460           25,000                          7,629,460

Diluted net income (loss) per share                $      0.36       $  (139.86)                        $     0.01

Shares used in computing diluted
  net income (loss) per share                       10,003,349           25,000                         10,003,349

See Notes to Unaudited Pro Forma Combined Consolidated Condensed Financial Statements.

                           GREAT PLAINS SOFTWARE INC.
               NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS

     (a) Certain reclassifications were made to conform to the Company's headings.

     (b)  Adjustments to reflect the net assets acquired from ICONtrol acquired
          by payment of $7.5 million of cash.   Such adjustments include a  $3.4
          million reduction in equity to reflect the after tax charge of purchased in process research and development, creation of a deferred tax asset of $2.1 million, and intangible assets of $1.9 million.


     (c) Adjustment to reflect certain assets that were not acquired and certain liabilities that were not assumed as part of the purchase.

     (d) Elimination of revenues and cost of revenues between the Company and ICONtrol.

     (e) Additional amortization of purchased intangible assets resulting from the acquisition of ICONtrol assuming it had taken place on June 1, 1996. Amortization of intangibles is calculated on a straightline basis with an estimated life of 5 years.

     (f) Additional amortization of purchased intangible assets resulting from the acquisition of ICONtrol assuming it had taken place on June 1, 1997. Amortization of intangibles is calculated on a straightline basis with an estimated life of 5 years.

     (g) Elimination of interest expense associated with the outstanding debt that was not assumed as part of the transaction as well as the reduction of interest income as a result of the cash outlay for the purchase.

     (h) Income tax effect relating to amortization of intangible assets and interest expense/income adjustments as well as adjustments to reflect the overall tax rate on the combined income (loss) before taxes.

     (i) The income statement presentation excludes the effect of the $3.4 million after tax charge to operations taken at the time of acquisition for purchased in process research and development costs.

                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 1998                           GREAT PLAINS SOFTWARE, INC.


                                               /s/  Terri F. Zimmerman
                                              ------------------------------
                                              Terri F. Zimmerman
                                              Chief Financial Officer